UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 23, 2017

CANCER GENETICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35817	04-3462475
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

201 Route 17 North 2nd Floor, Rutherford, New Jersey 07070
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (201) 528-9200

____________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Credit Facilities

On March 22, 2017, we restructured our debt with Silicon Valley Bank (“SVB”), by repaying the outstanding term loan, which was scheduled to mature in May 2017, and entered into a new two year asset-based revolving line of credit agreement.   The new SVB credit facility provides for an asset-based line of credit (“the ABL”) in an amount not to exceed the lesser of (a) $6.0 million or (b) 80% of eligible accounts receivable plus the lesser of 50% of the net collectable value of third party accounts receivable or three (3) times the average monthly collection amount of third party accounts receivable over the previous quarter.  The ABL requires monthly interest payments at the Wall Street Journal prime rate plus 1.5% (5.5% at March 22, 2017), an annual commitment fee of 0.25% and matures on March 22, 2019.  We paid to SVB a $30,000 commitment fee at closing and will pay a fee of 0.25% per year on the average unused portion of the ABL.

We concurrently entered into a new three year $6.0 million term loan agreement (the “Term Loan”) with Partners for Growth IV, L.P. (“PFG”).  The Term Loan is an interest only loan with the full principal and any outstanding interest due at maturity on March 22, 2020.  Interest is payable monthly at a rate of 11.5% per annum, with the possibility of reducing to 11.0% in 2018 based on achieving certain financial milestones set forth by PFG. We may prepay the Term Loan in whole or part at any time without penalty.  We paid PFG, a commitment fee of $120,000 at closing.

Both loan agreements require us to comply with certain financial covenants, including minimum adjusted EBITDA and minimum revenue covenants, and restrict us from, among other things, paying cash dividends, incurring debt and entering into certain transactions without the prior consent of the lenders. Repayment of amounts borrowed under the new loan agreements may be accelerated if an event of default occurs, which includes, among other things, a violation of such financial covenants and negative covenants.

Our obligations to SVB under the ABL facility are secured by a first priority security interest on substantially all of our assets, and our obligations under the Term Loan to PFG are secured by a second priority security interest subordinated to the SVB lien.

In connection with such term loan, we issued seven year warrants to the lenders to purchase an aggregate of 443,262 shares of our common stock at an exercise price of $2.82 per share. The number of shares may be reduced by 20% subject to us achieving certain financial milestones set forth by PFG.  The issuance of the warrants and the underlying warrant shares will be exempt from registration under Section 4(a)(2) of the Securities Act or 1933.

Item 2.02. Results of Operations and Financial Condition.

On March 23, 2017, Cancer Genetics, Inc. (the “Registrant”) issued a press release regarding financial results for the fiscal year ended December 31, 2016 and posted a slide presentation to its website, which it may refer to during its conference call to discuss the results. A copy of the press release and slide presentation are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, hereto and are incorporated by reference herein.

Forward-Looking Statements

This report, including Exhibit 99.1 and Exhibit 99.2 furnished herewith, contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate” and similar words, and the opposites of such words, although some forward-looking statements are expressed differently. Forward-looking statements involve known and unknown risks and uncertainties that exist in the Registrant’s operations and business environment, which may be beyond the Registrant’s control, and which may cause actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. For example, forward-looking statements include, without limitation: statements regarding prospects for additional customers; market forecasts; projections of earnings, revenues, synergies, accretion or other financial information; and plans, strategies and objectives of management for future operations. The risks and uncertainties referred to above include, but are not limited to, risks detailed from time to time in the Registrant’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2015, Quarterly Report on Form 10-Q for the period ended September 30, 2016 and other reports filed with the SEC. These risks could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Registrant. Forward-looking statements represent the judgment of management of the Registrant regarding future events. Although the Registrant believes that the expectations reflected in such forward-looking statements are reasonable at the time that they are made, the Registrant can give no assurance that such expectations will prove to be correct. Unless otherwise required by applicable law, the Registrant assumes no obligation to update any forward-looking statements, and expressly disclaims any obligation to do so, whether as a result of new information, future events or otherwise.

Item 7.01 Regulation FD.

The slide presentation referred to in Item 2.02 above is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information in Item 2.02 and Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 and Exhibit 99.2) attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

As described above, the following exhibits are furnished as part of this report:

Exhibit 99.1 – Press release, dated March 23, 2017.

Exhibit 99.2 – Slide presentation Q4 2016 earnings call.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANCER GENETICS, INC.

By: /s/ John A. Roberts
Name: John A. Roberts
Title: Chief Operating Officer and Executive
Vice President, Finance

Date:    March 23, 2017